Exhibit 99.3

                      AMENDED AND RESTATED PROMISSORY NOTE

$36,218,000.00                                                September 30, 2005


        FOR VALUE RECEIVED, the undersigned, BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a Texas limited partnership ("Maker"), promises to pay to the order of AMERICAN NATIONAL BANK OF TEXAS, a national banking association (together with all subsequent holders of this note, "Payee"), on or before the Maturity Date (as defined herein), as hereinafter provided, the principal sum of Thirty-Six Million Two Hundred Eighteen Thousand and No/100 Dollars ($36,218,000.00), or so much thereof as may actually be advanced from time to time under the Loan Agreement (hereinafter defined), together with interest on the unpaid principal balance from time to time outstanding, commencing on the date hereof and continuing until the Maturity Date, at the rate of interest (the "Applicable Rate") per annum equal to the lesser of (x) the sum (calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of three hundred sixty (360) days) of the LIBOR Rate (hereinafter defined) in effect from day to day, plus two and seventy-five one hundredths percent (2.75%) per annum, or if the Extension Option (as hereinafter defined) is exercised, then from and after the Initial Maturity Date, the LIBOR Rate in effect from day to day, plus two and seventy-five one hundredths percent (2.75%) per annum, or (y) the Maximum Lawful Rate (hereinafter defined), each change in the rate to be charged hereunder to become effective without notice to Maker on the effective day of each change in the LIBOR Rate or the Maximum Lawful Rate, as the case may be; PROVIDED, HOWEVER, that if no Maximum Lawful Rate exists, then the Applicable Rate shall be equal to the rate specified in clause (x) preceding. As used herein, "Maturity Date" shall mean September 30, 2007 (the "Initial Maturity Date") or, if Maker exercises the Extension Option set forth in Paragraph 15 hereof, September 30, 2008 (the "Extended Maturity Date").

        1. PAYMENTS OF PRINCIPAL AND INTEREST. The principal of and accrued interest on this note shall be due and payable in lawful money of the United States of America in Dallas, Texas at the office of Payee at 102 West Moore Avenue, P.O. Box 40, Terrell, Texas 75160, or such other place as Payee may from time to time designate in writing to Maker. Unless Maker exercises the Extension Option, the principal of this note shall be due and payable on the Initial Maturity Date. Interest based on a three hundred sixty (360) day year will be accrued on the number of days funds are actually outstanding. Interest shall be calculated on a daily basis and shall be due and payable monthly on the first day of each and every calendar month following the date hereof (commencing on November 1, 2005) until the Initial Maturity Date, at which time all accrued and unpaid interest and the unpaid principal balance hereof shall be due and payable in full unless Maker exercises the Extension Option pursuant to Paragraph 15 hereof, whereupon interest shall be due and payable monthly on the first day of each and every calendar month following the Initial Maturity Date (commencing on October 1, 2007) until the Extended Maturity Date, at which time all accrued and unpaid interest and the unpaid principal balance hereof shall be due and payable in full. All payments on this note shall, at the option of Payee, be applied, first, to the payment of accrued but unpaid interest and any remainder shall be applied to the reduction of the principal balance hereof.

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        As used herein, the term "LIBOR Rate" shall mean, on any date, the
London Inter Bank Offer Rate per annum rate of interest as published in THE WALL STREET JOURNAL (Central Standard Time edition) as the thirty (30) day LIBOR Rate. In the event that THE WALL STREET JOURNAL shall cease to be published or it shall cease to record the thirty (30) day LIBOR Rate, then a comparable financial publication selected by Payee in its sole discretion shall instead be used for such information. Any change in the interest rate resulting from a change in the LIBOR Rate shall be effective without the notice to Maker (which notice of change in the interest rate and in the LIBOR Rate are hereby expressly waived by Maker) on the same date as the change in the LIBOR Rate.

        Interest on past due principal, and, to the extent permitted by law, on past due interest, shall accrue from the dates due until paid at the rate of interest (the "Default Rate") per annum equal to the lesser of (x) the sum (calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of three hundred sixty (360) days) of (i) five percent (5%), plus (ii) the LIBOR Rate, or (y) the Maximum Lawful Rate; provided, however, that if no Maximum Lawful Rate exists, then such rate applicable to past due principal of and accrued interest on this note shall be equal to the rate specified in clause (x) preceding.

        2. PREPAYMENTS. Maker shall be entitled to prepay the unpaid principal balance hereof, from time to time and at any time, in whole or in part, without premium or penalty. Any principal payments representing the Partial Release Prices (as defined in the Mortgage (as defined in the Loan Agreement)) paid to Payee by Maker pursuant to the terms and conditions of the Loan Agreement will be applied by Payee to a reduction of the outstanding principal balance owing under this note. Any principal reductions on this note may not be reborrowed by Maker.

        3. EVENTS OF DEFAULT AND REMEDIES. Without notice or demand (which are hereby waived), the entire unpaid principal balance of, and all accrued interest on, this note shall immediately become due and payable at the option of the holder hereof upon the occurrence of an Event of Default (as defined in the Loan Agreement). In the event an Event of Default shall have happened, the holder of this note may exercise any and all remedies set forth in the Loan Documents (as defined in the Loan Agreement), may offset against this note any sum or sums owed by the holder hereof to Maker, and/or may proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this note or in any of the other Loan Documents, or in aid of the exercise of any power or right granted by this note or to enforce any other legal or equitable right of the holder of this note.

        4.      CUMULATIVE RIGHTS. No delay on the part of the holder of this note in the exercise of any power or right under this note, or under any of the other Loan Documents, shall operate as a waiver thereof, nor shall a single or partial exercise of any such power or right. Enforcement by the holder of this note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

        5. WAIVER. Maker, and each surety, endorser, guarantor and other party ever liable for the payment of any sum of money payable on this note, jointly and severally waive demand,

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presentment, protest, notice of nonpayment, notice of intention to accelerate, notice of protest, notice of acceleration and any and all lack of notice or diligence or any delay in collection or the filing of suit hereon which may occur, and agree that their liability on this note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, by any release of any party primarily or secondarily liable hereon, or by any release, substitution, subordination or change in any security for the payment of this note, and hereby consent to any and all renewals, extensions, indulgences, releases, substitutions, subordinations, or changes, regardless of the number of such renewals, extensions, indulgences, releases, substitutions, subordinations, or changes, without notice thereof to any of them.

        6. ATTORNEYS' FEES AND COSTS. In the event an Event of Default shall occur, and in the event that thereafter this note is placed in the hands of an attorney for collection, or in the event this note is collected in whole or in part through legal proceedings of any nature, then and in any such case, Maker promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed.

        7. NOTICES. Any notice or demand given hereunder by the holder hereof shall be deemed to have been given and received in accordance with the notice provisions in the Loan Agreement.

        8. GOVERNING LAW. THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE CONSTRUCTION, VALIDITY, ENFORCEMENT, AND INTERPRETATION HEREOF, EXCEPT TO THE EXTENT FEDERAL LAWS OTHERWISE GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

        9. HEADINGS; CONSTRUCTION. The headings of the sections of this note are inserted for convenience only and shall not be deemed to constitute a part hereof, words used herein of any gender shall be construed to include any other gender where appropriate, and words used herein which are either singular or plural shall be construed to include the other where appropriate.

        10. SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises and agreements in this note contained by or on behalf of Maker shall bind its successors and assigns, whether so expressed or not; PROVIDED, HOWEVER, that Maker may not, without the prior written consent of Payee, assign any rights, duties, or obligations under this note. Without the consent of Maker, Payee may, in its sole discretion, at any time or from time to time while any portion of the indebtedness evidenced hereby remains unpaid, transfer, sell, assign or pledge this note (or any portion thereof) and any of the other documents or agreements by Borrower and/or Guarantors in connection with this note (collectively, the "Loan Documents").

        11. MAXIMUM INTEREST RATE. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on this note or the Related Indebtedness (hereinafter defined) (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the

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applicable law is ever judicially interpreted so as to render usurious any amount: (i) contracted for, charged, taken, reserved or received pursuant to this note, any of the other Loan Documents or any other communication or writing by or between Maker and Payee related to the transaction or transactions that are the subject matter of the Loan Documents; (ii) contracted for, charged or received by reason of Payee's exercise of the option to accelerate the maturity of this note and/or the Related Indebtedness; or (iii) Maker will have paid or Payee will have received by reason of any voluntary prepayment by Maker of this note and/or the Related Indebtedness, then it is Maker's and Payee's express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically cancelled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Payee shall be credited on the principal balance of this note and/or the Related Indebtedness (or, if this note and all Related Indebtedness have been or would thereby be paid in full, refunded to Maker), and the provisions of this note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; PROVIDED, HOWEVER, if this note has been paid in full before the end of the stated term of this note, then Maker and Payee agree that Payee shall, with reasonable promptness after Payee discovers or is advised by Maker that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Maker and/or credit such excess interest against this note and/or any Related Indebtedness then owing by Maker to Payee. Maker hereby agrees that as a condition precedent to any claim seeking usury penalties against Payee, Maker will provide written notice to Payee, advising Payee in reasonable detail of the nature and amount of the violation, and Payee shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Maker or crediting such excess interest against this note and/or the Related Indebtedness then owing by Maker to Payee. All sums contracted for, charged or received by Payee for the use, forbearance or detention of any debt evidenced by this note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of this note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of this note and/or the Related Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to this note and/or the Related Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to this note and/or the Related Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. As used herein, the term "Maximum Lawful Rate" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Payee in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (hereinafter defined) made in connection with the transaction evidenced by this note and the other Loan Documents. As used herein, the term "Charges" shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, received, taken or reserved by Payee in connection with the

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transactions relating to this note and the other Loan Documents, which are treated as interest under applicable law. As used herein, the term "Related Indebtedness" shall mean any and all debt paid or payable by Maker and Payee related to the transaction or transactions that are the subject matter of the Loan Documents, except such debt which has been paid or is payable by Maker to Payee under this note. To the extent that Payee is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on this note and/or the Related Indebtedness, Payee will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Payee will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Payee may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Maker as provided by applicable law now or hereafter in effect.

        12. PAYMENTS; BUSINESS DAY. Each payment or prepayment hereon must be paid at the office of Payee specified above in lawful money as therein specified and in funds which are or will be available for immediate use by Payee at such office on or before 1:00 p.m., Dallas, Texas time, on the day such payment or prepayment is due. In any case where a payment of principal or interest hereof is due on a day which is not a Business Day, Maker, shall be entitled to delay such payment until the next succeeding Business Day, but interest shall continue to accrue until the payment is, in fact, made. As used herein "Business Day" means every day on which national banking associations located in Texas allowed to be open for general lending business.

        13. SECURITY. This note is secured by, among other things, the Mortgage, and payment of this note is guaranteed by the Guaranty, as such terms are more fully described and defined in the Loan Agreement.

        14. LOAN PAYABLE AT MATURITY. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THIS NOTE WILL REQUIRE A "BALLOON" PAYMENT OF ALL UNPAID PRINCIPAL AND ACCRUED BUT UNPAID INTEREST ON THE MATURITY DATE. THE PRINCIPAL INDEBTEDNESS EVIDENCED BY THIS NOTE IS PAYABLE IN FULL AT MATURITY. MAKER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ACCRUED BUT UNPAID INTEREST THEN DUE. PAYEE IS UNDER NO OBLIGATION TO REFINANCE THIS NOTE AT THAT TIME.

        15. EXTENSION OPTION. Notwithstanding anything to the contrary contained herein, Maker shall have the option to extend the maturity date of this note beyond the Initial Maturity Date for one (1) term (the "Extension Option") of twelve (12) months, so that if the Extension Option is exercised then the Extended Maturity Date shall occur on September 30, 2008, subject to and conditioned upon satisfaction of each of the following terms and conditions:



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                (a)     No Event of Default shall have occurred and be
        continuing at the time the Extension Option is exercised and on the date that the extension term is commenced;

                (b) Maker shall notify Payee in writing of its irrevocable election to extend the Maturity Date as aforesaid not earlier than six
        (6) months, and no later than thirty (30) days, prior to the Initial Maturity Date (the "Extension Notice");

                (c) In connection with the Extension Option, Maker shall have delivered to Payee, together with the Extension Notice and as of the commencement of the Extension Option, a certification of an authorized representative of Maker certifying that to the best knowledge of such authorized representative, each of the representations and warranties of Maker contained in the Loan Documents is true, complete and correct in all material respects as of the date of such certificate to the extent such representations and warranties are not matters which by their nature can no longer be true and correct as a result of the passage of time; and

                (d) Maker shall pay to Payee on the date of delivery of the Extension Notice, an amount equal to one quarter of one perecent (0.25%) of the unpaid principal balance outstanding as an extension fee.

        16. LOAN AGREEMENT. This note has been executed and delivered pursuant to, and is subject to, the terms of that certain Loan Agreement (the "Loan Agreement") of even date herewith between Maker and Payee. This note is the note referred to and defined in the Loan Agreement. All capitalized terms used but not otherwise defined in this note shall have the respective meanings ascribed thereto in the Loan Agreement.

        17. RENEWAL. This note is given in whole or in part in renewal, extension and rearrangement, but not in extinguishment, of the unpaid principal balance of that certain promissory note dated November 8, 2004, in the original principal amount of SEVENTEEN MILLION AND NO/100 DOLLARS ($17,000,000.00), executed by Maker, as the maker thereof, payable to the order of Texans Commercial Capital, LLC ("ASSIGNOR") (all of the rights, titles and interests of Assignor in and to said promissory note and all security therefor having been assigned to Payee). All liens, assignments and security interests securing the payment of said promissory note (including without limitation (i) that certain Deed of Trust, Security Agreement and Financing Statement of even date therewith, executed by Maker to Gerald W. Gurney and/or John C. O'Shea, as Trustee, for the benefit of Assignor, upon and covering certain property situated in Dallas County, Texas, more fully described therein, and filed for record at Volume 2004217, Page 2155 of the Real Property Records of Dallas County, Texas; (ii) that certain Vendor's Lien retained in Deed of even date therewith, executed by Maharishi Global Development Fund to Maker, and filed for record at Volume 2004217, Page 2148 of the Real Property Records of Dallas County, Texas, and (iii) that certain Assignment of Leases and Rents of even date therewith, executed by Maker for the benefit of Assignor, and filed for record at Volume 2004217, Page 2174 of the Real Property Records of Dallas County, Texas, and subsequently amended by that certain First Amendment To Deed of Trust, Security Agreement and Financing Statement filed for record at Volume 2005073, Page 175 of the Real Property Records of Dallas County, Texas) are hereby ratified, confirmed, brought forward, renewed,

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extended and rearranged, as security for the payment of this note, in addition to and cumulative of all other security for this note.

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        IN WITNESS WHEREOF, the undersigned has executed this note as of the date and year first above written.

                                         MAKER:

                                         BEHRINGER HARVARD MOCKINGBIRD COMMONS
                                         LP, a Texas limited partnership

                                         By:  Behringer Harvard Mockingbird
                                              Commons GP, LLC, a Texas limited
                                              liability company, its General
                                              Partner

                                              By:_____________________________
                                              Name:___________________________
                                              Title:__________________________





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